SUPPLEMENT DATED MAY 1, 2017
TO PROSPECTUS DATED MAY 1, 1998- PRIME PLAN IV
TO PROSPECTUSES DATED MAY 1, 1993- PRIME PLAN I, PRIME PLAN II, and PRIME PLAN III
TO PROSPECTUSES DATED APRIL 30, 1991- PRIME PLAN 7, PRIME PLAN INVESTOR, and DIRECTED LIFE 2
TO PROSPECTUSES DATED JANUARY 2, 1991- PRIME PLAN VI and DIRECTED LIFE

Issued through
Merrill Lynch Life Variable Life Separate Account II
By
Transamerica Advisors Life Insurance Company

The following information hereby supplements or amends, and to the extent is inconsistent replaces, certain information contained in your prospectus.

Range of Annual Portfolio Operating Expenses (as a percentage of each portfolio's average net assets)

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.46%	1.64%

Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses – after any contractual waivers or reimbursements of fees and expenses)[10]	0.30%	1.25%

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INVESTMENT OPTIONS
Please note the following change to your investment options:
•	BlackRock Global Opportunities V.I. Fund is closed to new investments and will be liquidated sometime in the 2nd quarter of 2017.
Note: The following changes to the BlackRock Series Fund and the BlackRock Variable Insurance Fund effective on or about June 12, 2017.
•	The BlackRock Large Cap Core Portfolio is renamed BlackRock Advantage Large Cap Core Portfolio and the investment objective is changed to seek long-term capital appreciation.
•	The BlackRock Large Cap Growth V.I. Fund is renamed BlackRock Large Cap Focus Growth V.I. Fund.
•	The BlackRock Large Cap Value V.I. Fund is renamed BlackRock Advantage Large Cap Value V.I. Fund and the investment objective is changed to seek long-term capital appreciation.
•	The BlackRock Value Opportunities V.I. Fund is renamed BlackRock Advantage U.S. Total Market V.I. Fund.
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The following sentence was added under "Premiums- Making Additional Payments" in the prospectus:

Note: We reserve the right to reject any form of payment.  Any unacceptable forms of payment will be returned.

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The following paragraph was added under "Legal Proceedings" in the prospectus:

The Company was the subject of inquiries and remains under audits and market conduct examinations with a focus on the handling of unreported claims and abandoned property.  The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, and administrative penalties. The Company previously implemented changes in the procedures for the identification of unreported claims and handling of escheatable property to comply with the terms of regulatory agreements and newly adopted laws and regulations. The Company does not believe that any regulatory actions or agreements that result from these audits and examinations will have a material adverse impact on our ability to meet our obligations.

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For additional information, you may contact us at the Service Center at (800) 354-5333 or write to:  Transamerica - Service Center at P.O. Box 19100, Greenville, SC 29602-9100.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PRODUCT PROSPECTUS